Offerings - Offering: 1	Nov. 05, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Junior Subordinated Notes
Amount Registered | shares	1,302,100,000
Maximum Aggregate Offering Price	$ 1,302,100,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 179,820.01
Offering Note	Pound 1,000,000,000 5.7420% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056. The amount to be registered and the proposed maximum aggregate offering price for the Pound 1,000,000,000 5.7420% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056 is based on the pound/U.S. dollar exchange rate as of 4:00 PM (New York City time) on November 4, 2025 of Pound 1 = $1.3021 as published by Bloomberg on its website https://www.bloomberg.com/quote/GBPUSD:CUR.